SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Schedule of Components of Accumulated Other Comprehensive Losses (Detail) - USD ($) $ in Thousands	Dec. 31, 2025		Dec. 31, 2024		Dec. 31, 2023	Dec. 31, 2022
Accounting Policies [Abstract]
Foreign currency translation adjustments	$ (60,301)		$ (92,658)
Change in fair value of interest rate swaps, net	(731)	[1]	0	[1]	$ 0	$ 0
Other	(2,680)		(3,092)
Accumulated other comprehensive losses	$ (63,712)		$ (95,750)

[1]	During the year ended December 31, 2025, fair value loss on interest rate swaps designed as cash flow hedges of $[0] was reclassified from accumulated other comprehensive losses in the accompanying consolidated balance sheets into interest expense in the accompanying consolidated statements of operations.